TOUCHSTONE STRATEGIC TRUST
Touchstone Sands Capital Emerging Markets Growth Fund (the “Fund”)
Supplement dated August 16, 2024, to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated July 29, 2024, as may be amended or supplemented from time to time
Reduction in Advisory Fee
The Board of Trustees of the Touchstone Strategic Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the Fund’s advisory fee.
Effective September 30, 2024, the Fund will pay its investment adviser, Touchstone Advisors, Inc. (the “Adviser”), an advisory fee at an annualized rate of 1.00% on the first $200 million, 0.85% on the next $2.8 billion, and 0.80% on assets over $3 billion. Prior to September 30, 2024, the Fund paid the Adviser an advisory fee at an annualized rate of 1.00% on all assets. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.
Operating Expense Reduction
Effective September 30, 2024, the Adviser has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.43%, 2.13%, 1.21%, 1.04% and 1.00% of average daily net assets for Classes A, C, Y, Institutional Class and Class R6 shares, respectively. This contractual expense limitation agreement will be effective through September 30, 2025. Prior to September 30, 2024, the Fund’s contractual expense limitations were 1.60%, 2.35%, 1.35%, 1.25%, and 1.19% of average daily net assets for Classes A, C, Y, Institutional Class and Class R6 shares, respectively.
Accordingly, the Annual Fund Operating Expense table and the Expense Example in the Summary Prospectus and in the summary section of the Prospectus are hereby restated to reflect changes to “Management Fees” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y	Institutional Class	Class R6
Management Fees(1)	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.45%	0.68%	0.28%	0.23%	0.18%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.57%	2.55%	1.15%	1.10%	1.05%
Fee Waiver and/or Expense Reimbursement(3)	(0.13)%	(0.41%)	0.00%	(0.05)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)(4)	1.44%	2.14%	1.15%	1.05%	1.01%
(1) Management Fees have been restated to reflect contractual changes to the Fund’s Investment Advisory Agreement effective September 30, 2024.
(2) Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund’s annual report for the fiscal year ended March 31, 2024.
(3) Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.43%, 2.13%, 1.21%, 1.04% and 1.00% of average daily net assets for Classes A, C, Y, Institutional Class and Class R6 shares, respectively. This contractual expense limitation is effective through September 30, 2025, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(4) Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will differ from the ratio of net expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended March 31, 2024 due to contractual changes in the Fund’s expense limitation agreement effective September 30, 2024.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class R6	Class C
1 Year	$639	$317	$117	$107	$103	$217
3 Years	$959	$755	$365	$345	$330	$755
5 Years	$1,301	$1,319	$633	$601	$575	$1,319
10 Years	$2,264	$2,855	$1,398	$1,336	$1,279	$2,855
There are no additional changes to the Summary Prospectus, Prospectus or SAI except those described herein. These changes will also be reflected in an updated Summary Prospectus for the Fund.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4508-2408